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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 9, 2005

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                                 VIRTGAME CORP.
             (Exact Name of Registrant as Specified in Its Charter)

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          Delaware                 000-29800             33-0716247
(State or Other Jurisdiction      (Commission         (I.R.S. Employer
      of Incorporation)           File Number)      Identification Number)

                          5900 Pasteur Court, Suite110
                           San Diego, California 92008
                    (Address of principal executive offices)

                                 (858) 373-5001
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 8.01 Other Events

      On August 9, 2005, VirtGame Corp. issued a press release announcing the designation of a date for the special meeting of shareholders to consider the merger of VirtGame Corp. and Mikohn Gaming Corporation, d/b/a Progressive Gaming International. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      Additional Information

      Mikohn Gaming Corporation, d/b/a Progressive Gaming International Corporation has filed with the Securities and Exchange Commission a registration statement on Form S-4 that includes a prospectus of Mikohn, a proxy statement of VirtGame Corp., and other relevant documents in connection with the proposed transaction. Investors and security holders are advised to read the prospectus/proxy statement regarding the proposed merger because it contains important information. Investors and security holders may obtain a free copy of the prospectus/proxy statement, when available, and other documents filed by Mikohn and VirtGame at the Securities and Exchange Commission's web site at www.sec.gov. The prospectus/proxy statement and such other documents may be obtained from VirtGame by directing such request to VirtGame Corp., 5900 Pasteur Ct., Suite 100, Carlsbad, California 92008, Attention: Investor Relations. The prospectus/proxy statement and such other documents may also be obtained from Mikohn by directing such request to Progressive Gaming International Corporation, 920 Pilot Road, Las Vegas, Nevada, 89119, Attention: Investor Relations. Mikohn, VirtGame and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of VirtGame with respect to the transactions contemplated by the merger agreement. A description of any interests that VirtGame's or Mikohn's directors and executive officers have in the proposed merger are included in the prospectus/proxy statement. Information regarding VirtGame's officers and directors is included in VirtGame's Form 10-KSB filed with the Securities and Exchange Commission on April 4, 2005. Information regarding Mikohn's officers and directors is included in Mikohn's Form 10-K filed with the Securities and Exchange Commission on March 15, 2005. These materials are available free of charge at the Securities and Exchange Commission's web site at http://www.sec.gov and from VirtGame and Mikohn.

      Forward Looking Statements

      Certain statements in this press release are forward-looking, including statements relating to the timing of events in the merger. These forward-looking statements are subject to risks and uncertainties and other factors, which may cause actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. These risks and uncertainties include, but are not limited to: risks related to the inability to obtain, or meet conditions imposed for, governmental and other approvals of the merger, including approval by stockholders of VirtGame; risks related to any uncertainty surrounding the merger, and the costs related to the merger; whether others introduce competitive products; the timing of governmental approvals; whether the combined company will encounter problems or delays in integrating its processes; whether intellectual property underlying the technology of the combined company is adequate; the ultimate validity and enforceability of the companies' patent applications and patents; the possible infringement of the intellectual property of others and whether licenses to third party technology will be available; and whether the combined company is able to build brand loyalty and expand revenues. For a discussion of other factors that may cause Progressive's and VirtGame's actual events to differ from those projected, please refer to each Company's most recent annual reports on Form 10-K or 10-KSB and quarterly reports on Form 10-Q or 10-QSB, as well as other subsequent filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

            Exhibit
            Number      Description
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            99.1        Press Release, dated August 9, 2005

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VIRTGAME CORP.


Date:  August 9, 2005                   /s/ Mark R.Newburg
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                                        Mark R. Newburg, Chief Executive Officer